UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2011

CLAYTON WILLIAMS ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant’s Telephone Number, including area code:  (432) 682-6324

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01               Other Events.

On October 28, 2011, our wholly owned subsidiary, Southwest Royalties, Inc. (“SWR”), entered into merger agreements with 24 limited partnerships of which SWR is the general partner (the “SWR Partnerships”) pursuant to which each of the SWR Partnerships that approves the merger will merge into SWR, and the partnership interests of the SWR Partnerships, other than those interests owned by SWR, will be converted into the right to receive cash.  SWR will not receive any cash payment for its partnership interests in the SWR Partnerships; however, as a result of each merger, SWR will acquire 100% of the assets and liabilities of each of the SWR Partnerships that approves the merger.  Each of the mergers is subject to customary closing conditions, including approval by the limited partners of each of the SWR Partnerships.  The merger consideration will be 100% cash, and is expected to be approximately $40.2 million in the aggregate.

Substantially all of the SWR Partnerships’ properties are located in the Permian Basin of West Texas and Southeastern New Mexico where over 70% of our oil and gas reserves are concentrated.  We expect to obtain the funds to finance the aggregate merger consideration by conveying a volumetric production payment (“VPP”) on certain properties acquired in the proposed mergers to a third party.  The final terms of the VPP will not be determined until immediately prior to the closing of the mergers.  The closing of the mergers is not conditioned on our receiving proceeds from the VPP or any other financing condition.

Additional Matters

Communications in this Form 8-K do not constitute an offer to buy any securities or a solicitation of any vote or approval.  We expect that the proposed mergers will be submitted to the limited partners of the SWR Partnerships for their consideration.  SWR, in its capacity as general partner of the six SWR Partnerships subject to the reporting requirements of the Securities and Exchange Commission (the “Public Partnerships”), filed revised preliminary proxy statements for the Public Partnerships with the Securities and Exchange Commission (the “SEC”) on November 2, 2011.  In addition, Clayton Williams Energy, Inc. (“CWEI”), SWR and the Public Partnerships filed revised Schedule 13E-3s for the Public Partnerships with the SEC on November 2, 2011.  SWR, in its capacity as general partner of the Public Partnerships, expects to file definitive proxy statements and other materials for the Public Partnerships at a later date.  CWEI, SWR or the Public Partnerships may also file other documents concerning the proposed mergers.  WE URGE LIMITED PARTNERS OF THE PUBLIC PARTNERSHIPS TO READ THE APPLICABLE PRELIMINARY PROXY STATEMENT, SCHEDULE 13E-3 AND DEFINITIVE PROXY STATEMENT (WHEN IT BECOMES AVAILABLE), ALL RELATED SUPPLEMENTS AND AMENDMENTS (IF ANY AND WHEN THEY BECOME AVAILABLE) AND ALL OTHER RELATED MATERIALS CAREFULLY BECAUSE THEY CONTAIN (AND WILL CONTAIN) IMPORTANT INFORMATION ABOUT THE PUBLIC PARTNERSHIPS AND THE PROPOSED MERGERS.  Limited partners of the Public Partnerships may obtain free copies of the applicable Preliminary Proxy Statement and Schedule 13E-3 (and the applicable definitive proxy statement and other related materials when they become available) as well as other filed documents containing information about the Public Partnerships at http://www.sec.gov, the SEC’s free internet site.  Free copies of the Public Partnerships’ SEC filings, including the applicable Preliminary Proxy Statement and Schedule 13E-3, are also available by contacting SWR at (432) 688-3451.

CWEI, SWR and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the limited partners of the Public Partnerships in connection with the proposed mergers.  Information regarding the officers and directors of CWEI and SWR is included in the Preliminary Proxy Statement filed with the SEC on November 2, 2011.  The Preliminary Proxy Statement also contains a description of the parties to the mergers and their direct or indirect interests in the Public Partnerships.

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements, other than statements of historical or current facts, that address activities, events, outcomes and other matters that we plan, expect, intend, assume, believe, budget, predict, forecast, project, estimate or anticipate (and other similar expressions) will, should or may occur in the future are forward-looking statements.  These forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events.  We caution that our future natural gas and liquids production, revenues, cash flows, liquidity, plans for future operations, expenses, outlook for oil and natural gas prices, timing of capital expenditures and other forward-looking statements are subject to all of the risks and uncertainties, many of which are beyond our control, incident to the exploration for and development, production and marketing of oil and gas.

These risks include, but are not limited to, the possibility of unsuccessful exploration and development drilling activities, our ability to replace and sustain production, commodity price volatility, domestic and worldwide economic conditions, the availability of capital on economic terms to fund our capital expenditures and acquisitions, our level of indebtedness, the impact of the current economic recession on our business operations, financial condition and ability to raise capital, declines in the value of our oil and gas properties resulting in a decrease in our borrowing base under our credit facility and impairments, the ability of financial counterparties to perform or fulfill their obligations under existing agreements, the uncertainty inherent in estimating proved oil and gas reserves and in projecting future rates of production and timing of development expenditures, drilling and other operating risks, lack of availability of goods and services, regulatory and environmental risks associated with drilling and production activities, the adverse effects of changes in applicable tax, environmental and other regulatory legislation, and other risks and uncertainties that are described in our filings with the SEC.  We undertake no obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Date: November 2, 2011	By:	/s/ MEL G. RIGGS
	Name:	Mel G. Riggs
	Title:	Executive Vice President and Chief Operating Officer

Date: November 2, 2011	By:	/s/ MICHAEL L. POLLARD
	Name:	Michael L. Pollard
	Title:	Senior Vice President and Chief Financial Officer